Exhibit 10.6

CONSENT, WAIVER AND

AMENDMENT NO. 4 TO

SECURED PROMISSORY NOTE

PCS Link, Inc. (“Borrower”) is the borrower under that certain Secured Promissory Note (the “Note”) dated December 23, 2013, as amended, payable to Colgan Financial Group, Inc., a Connecticut corporation (“Lender”), Borrower and Lender desire to amend such Note pursuant to this Amendment No. 4 to Secured Promissory Note (this “Amendment”) dated as of April 13, 2015 (the “Effective Date”), and Greenwood Hall, Inc. (“Greenwood Hall”), the parent of Borrower, desires to become an party to and enter into and join this Amendment as set forth below. Capitalized terms used, but not otherwise defined, shall have the meanings set forth in the Note.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender and Greenwood Hall hereby agree as follows:

1.            Confirmations. As of the Effective Date, Borrower hereby confirms that it is unconditionally indebted to Lender in the amount of $688,120, reflecting principal and accrued interest through the Effective Date. Borrower acknowledges and agrees that interest is continuing to accrue as set forth in the Note. Borrower hereby confirms to Lender that it is unconditionally indebted to the Lender for all amounts owed under the Note and that Borrower has no claims, causes of action or counterclaims, whatsoever, in law or equity, in connection with the Note and related Loan and Security Agreement (the “CFG Loan Agreement”) dated December 23, 2013. Borrower hereby further confirms the grant in favor of the Lender of a continuing security interest in, inter alia, all of Collateral, pursuant to the CFG Loan Agreement.

2.            Consent to Certain Transactions with Opus Bank; Waiver of Existing Defaults,

(a)          Borrower and Greenwood Hall and Opus Bank (“Bank”) are entering into a Second Amendment, Waiver and Ratification dated as of the date hereof (the “Bank Credit Agreement Amendment”) with respect to the Bank Credit Agreement among such parties. Lender hereby consents to the transactions contemplated by the Bank Credit Agreement Amendment, notwithstanding anything to the contrary set forth in that certain Omnibus Amendment, Reaffirmation and Ratification dated as of December 18, 2014 among Borrower, Greenwood Hall, Lender, Bank and California United Bank.

(b)          Lender hereby waives any defaults or events of default known to exist as of the date hereof under the Note and CFG Loan Agreement until the Forbearance Termination Date (as defined in the Bank Credit Agreement Amendment). Further, notwithstanding anything to the contrary set forth in the CFG Loan Documents, until no earlier than the Forbearance Termination Date, Lender shall not demand, nor shall Lender accept, payment from Borrower of any principal, interest, fees or other amounts payable by Borrower to Lender pursuant to the CFG Loan Agreement, except as may be set forth in the Borrower’s weekly budget.

3.            Amendments. From and after the Effective Date, the Note is amended as follows:

(a)          At any time prior to the Maturity Date, Lender at its sole option and discretion may, upon written notice to Borrower and Greenwood Hall, convert the outstanding principal, and at Lender’s option, accrued interest outstanding under the Note, into a number of shares of common stock (the “Common Stock”) of Greenwood Hall, par value $0.001, determined as follows: the number of shares of Common Stock to be issued to Lender upon such conversion shall be equal to the quotient obtained by dividing the outstanding principal amount of this Note, plus accrued interest, by the lesser of (i) 85% of the weighted average price per share of the Common Stock of Greenwood Hall as reported by the exchange or over the counter market on which Greenwood Hall’s stock is traded for the ten (10) trading days prior to the date that the notice of conversion is provided to the by Lender or (ii) One Dollar and Fifty Cents ($1.50). If Lender elects not to convert the accrued interest outstanding under this Note into shares of Common Stock upon such conversion, all such accrued interest shall be due and payable upon Borrower’s and Greenwood Hall’s receipt of the notice of conversion. Despite the foregoing, in no event shall Lender be issued a number of shares of Common Stock pursuant to the conversion right set forth in this Section 3(a) that exceeds 20% of the outstanding shares of Greenwood Hall as of the date hereof.

(b)          If Borrower or Greenwood Hall intends to grant to any other lender, investor or third party any rights to convert (“New Conversion Rights”) debt or other amounts owing to any such lender, investor or third party into any equity securities of Greenwood Hall or its affiliates, then Borrower and Greenwood Hall shall provide Lender written notice at least ten (10) business prior to the closing of any transaction involving any such New Conversion Rights. During such ten (10) business day period, Lender, at its sole option and discretion, by providing written notice to Greenwood Hall, may elect to replace the conversion rights set forth in Section 3(a) above with the New Conversion Rights. If Lender exercises this option to convert to the New Conversion Rights, Borrower and Greenwood Hall shall execute such documents and agreements, and take any actions, as requested by Lender to reflect such conversion. Borrower and Greenwood Hall shall not close any transaction with any such lender, investor or third party that provides for New Conversion Rights if Lender has exercised its option set forth in this Section 3(b) without effecting the conversion of Lender’s conversion rights to New Conversion Rights prior to or simultaneously with the closing of the transaction with the applicable lender, investor or third party,

4.            Registration Rights. Greenwood Hall and Lender are party to that certain letter agreement dated December 18, 2014 (the “Letter Agreement”) covering, among other things, observer rights, warrants and the Demand Registration and Piggyback Registration rights as set forth in the Letter Agreement. Greenwood Hall agrees that the registration rights set forth in the Letter Agreement as applicable to the “Conversion Securities” (as defined in the Letter Agreement) do also hereby apply to the December 2013 Conversion Securities (as defined below) as set forth in this Amendment, and the definition of “Conversion Securities” in the Letter Agreement is hereby amended to include the December 2013 Conversion Securities.

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5.            Representations and Warranties,

(a)          Greenwood Hall represents and warrants that it is familiar with the Note, including all amendments thereto, and all additional documents and agreement between Lender and Borrower or Greenwood Hall. Greenwood Hall expressly joins this Amendment for the purposes of granting the conversion rights set forth in Section 3 above, and for making the representations and warranties and agreeing to the covenants and terms and conditions set in this Amendment.

(b)          All corporate action on the part of Borrower and Greenwood Hall, as applicable, necessary for the issuance and delivery of this Amendment and the reservation of the equity securities (including without limitation equity securities of a successor in interest or an affiliate of Greenwood Hall) issuable upon conversion of this Note (collectively, the “December 2013 Conversion Securities”) has been taken or will be taken prior to the issuance of such Conversion Securities. This Amendment, when executed and delivered by Borrower and Greenwood Hall, shall constitute valid and binding obligations of each of them enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. Borrower’s and Greenwood Hall’s execution, delivery and performance of its respective obligations under this Amendment and related documents and agreements do not and will not (i) contravene or conflict with the formation documents of Borrower or Greenwood Hall, (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Borrower or Greenwood Hall, or (iii) require the consent of any third party that has not been obtained,

(c)          The offer, issue, and sale of the Conversion Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of applicable state securities laws.

6.            Effect of Amendment. The terms and conditions of the Loan Agreement and the Note shall remain the same and in full force and effect, except as specifically modified or replaced herein, and Greenwood Hall hereby acknowledges and agrees to such provisions, including without limitation Section 6 (Applicable Law) of the Note. Without limiting the generality of the foregoing, the parties agree that this Amendment shall be governed by and construed in accordance with the laws of the State of Connecticut without giving effect to any choice or conflict of law provision or rule (whether in the State of Connecticut or any other jurisdiction) that would cause the application of the laws of any other jurisdiction. Borrower, Lender and Greenwood Hall agree that the Federal and State courts of Connecticut shall be the exclusive forum for the resolution of any disputes related to this Amendment or the performance by Borrower, Lender or Greenwood Hall of their respective obligations hereto. Borrower, Lender and Greenwood Hall consent to such exclusive jurisdiction and agree to waive and not assert any objections to such jurisdiction, including those related to forum non conveniens. The terms of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. The Loan Agreement and the Note, as amended by this Amendment, together with all exhibits and schedules and documents referenced herein, supersedes all previous understandings and agreements between the parties, whether oral or written, with respect to the subject matter hereof.

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7.            Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Signatures may be affixed manually or digitally and delivery of an executed counterpart of the signature pages to this Amendment by facsimile or by electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature page follows.]

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In witness whereof, the parties have executed this Amendment as of the date first set forth above.

PCS LINK, INC.

/s/ John Hall
Name:
Title: CEO

GREENWOOD HALL, INC.

/s/ John Hall
Name:
Title: CEO

COLGAN FINANCIAL GROUP, INC.

/s/ Robert Colgan
Name: Robert Colgan
Title: President

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